Forum Funds
The Lou Holland Growth Fund

SUPPLEMENT DATED December 19, 2011
TO THE PROSPECTUS DATED May 1, 2011

*** Important Notice Regarding Fund Reorganization ***

Proposed Reorganization.  On December 16, 2011, the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) approved, subject to shareholder approval, a proposed reorganization (the “Reorganization”) of the Lou Holland Growth Fund (the “Fund”), a series of the Trust, into a newly created series of American Beacon Funds, the American Beacon Holland Large Cap Growth Fund (the “New Fund”).  Holland Capital Management LLC (“Holland”), the adviser to the Fund, recommended the Reorganization to the Board.  In order to accomplish the Reorganization, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”).  After the Reorganization, management oversight responsibility for the New Fund will shift from Holland to American Beacon Advisors, Inc. Holland would serve as sub-adviser to the New Fund and manage the portfolio of the New Fund in accordance with the same investment objective and strategies utilized immediately prior to the Reorganization.

The Plan provides for (1) the transfer of the Fund’s assets and stated liabilities to the New Fund in exchange solely for shares of the New Fund; and (2) the Fund to distribute the shares of the New Fund to its shareholders.  Shareholders of the Fund will receive the number of full and fractional shares designated Investor Class shares, Institutional Class shares, and A Class shares of the New Fund equal in value to the full and fractional shares designated Investor Shares, Institutional Shares, and A Shares, respectively,  held by the shareholders of the Fund prior to the Reorganization. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting where shareholders will consider and vote on the Plan.  This meeting will occur at the offices of the Trust, Three Canal Plaza, Suite 600, Portland, Maine 04101, on or about March 7, 2012.  If approved by shareholders, the Reorganization is scheduled to occur on or about March 23, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE